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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                   AMERICAN RESIDENTIAL INVESTMENT TRUST, INC.
             (Exact name of registrant as specified in its charter)

              MARYLAND                             33-0741174
      (State of incorporation)         (I.R.S. Employer Identification No.)

        445 MARINE VIEW AVENUE, SUITE 230
              DEL MAR, CALIFORNIA                        92014
     (Address of principal executive offices)          (Zip Code)

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

        Title of each class               Name of each exchange on which
        to be so registered               each class is to be registered

    Common Stock, $0.01 par value             New York Stock Exchange

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [X]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [ ]

SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM RELATES:

                            333-33679 (if applicable)

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                                 Not Applicable
                                (Title of class)



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Item 1. Description of Registrant's Securities to be Registered

     The information contained under the heading "Description of Capital Stock" in the Registrant's preliminary prospectus (the "Prospectus") in the Registrant's Registration Statement on Form S-11 (No. 333-33679), filed with the Securities and Exchange Commission on August 14, 1997, as subsequently amended by Amendment No 1 to Registration Statement on September 25, 1997 and Amendment No. 2 to Registration Statement on October 9, 1997 (the "Form S-11") is hereby incorporated by reference.


Item 2. Exhibits

     The following exhibits are filed as part of this Registration Statement:


         Number     Description of Document
         ------     -----------------------

         *1.1       Copies of the Form S-11.

          2.1       Not Applicable.

          3.1       Not Applicable.

          4.1 Articles of Incorporation of the Registrant, as amended, incorporated by reference to Exhibit 3.1 to Amendment No. 1 to the Form S-11.

          4.2 Bylaws of the Registrant, as amended, incorporated by reference to Exhibit 3.2 to Amendment No. 1 to the Form S-11.

         *5.1       Specimen Common Stock Certificate.

          6.1       Not applicable.


*Pursuant to Instruction II of the Instructions to Exhibits, these exhibits have been filed with the New York Stock Exchange, Inc. and are not filed herewith.



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                                    SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date:  October 14, 1997


                                       AMERICAN RESIDENTIAL
                                       INVESTMENT TRUST, INC.



                                       /s/JOHN M. ROBBINS, JR.
                                       -----------------------------------
                                       John M. Robbins, Jr.
                                       Chairman



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                                  EXHIBIT INDEX


         Number     Description of Document
         ------     -----------------------

         *1.1       Copies of the Form S-11.

          2.1       Not Applicable.

          3.1       Not Applicable.

          4.1 Articles of Incorporation of the Registrant, as amended, incorporated by reference to Exhibit 3.1 to Amendment No. 1 to the Form S-11.

          4.2 Bylaws of the Registrant, as amended, incorporated by reference to Exhibit 3.2 to Amendment No. 1 to the Form S-11.

         *5.1       Specimen Common Stock Certificate.

          6.1       Not applicable.


*Pursuant to Instruction II of the Instructions to Exhibits, these exhibits have been filed with the New York Stock Exchange, Inc. and are not filed herewith.



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